Exhibit 10.1

                  Modifications of Compensation
           Arrangements with Named Executive Officers


      This exhibit summarizes the actions of the Compensation Committee taken at a meeting concluded on November 28, 2005 modifying the compensation arrangements with the Company's Chief Executive Officer and the Company's other four most highly compensated officers (collectively, the "named executive officers") (determined based on fiscal 2005) relating to base salaries for the 2006 calendar year, bonuses under the Management Incentive Compensation ("MIC Plan") for the 2005 fiscal year and the MIC Plan performance objectives and potential bonuses for the named executive officers. The Company will provide additional information regarding the compensation paid to the named executive officers for the 2005 fiscal year in the Company's proxy statement for the next annual meeting of shareholders, which is expected to be filed with the SEC in December 2005.

      The following table sets forth, for each of the named executive officers (i) their base salaries for calendar year 2006, (ii) the amount of the bonus earned under the MIC Plan for fiscal 2005, (iii) the maximum bonus (expressed as a percentage of base salary) which the named executive officer is eligible to earn for fiscal 2006, and (iv) the general criteria on which the individual goals and objectives for the named executive officer are based.



                          2006                    Maximum 2006    Basis for
    Named               Calendar                  MIC Award as    Individual
  Executive            Year Base     2005 MIC     a % of Base     Goals and
   Officer               Salary       Bonus         Salary        Objectives
   -------               ------       -----         ------        ----------

John E. Anderson       $360,000      $330,577      100%           Transportation
President and CEO                                                 Group Return on
                                                                  Capital Employed;
                                                                  Achievements of
                                                                  Transportation
                                                                  Safety Objectives;
                                                                  Sarbanes-Oxley
                                                                  Section 404
                                                                  Compliance; and
                                                                  Achievement of
                                                                  Specified
                                                                  Milestones and
                                                                  Financial Targets
                                                                  in Real Estate
                                                                  Group

David H. deVilliers     $278,510     $241,020       100%          Achievement of
Vice President                                                    Specified
                                                                  Milestones and
                                                                  Financial Targets
                                                                  in Real Estate
                                                                  Group

Terry S. Phipps         $135,000     $78,000         60%          Return on Captial
President of Sunbelt                                              Employed and
Transport, Inc.                                                   Achievement of
                                                                  of Safety
                                                                  Objectives

Robert E. Sandlin       $180,350     $105,060        60%          Return on Capital
President   of                                                    Employed and
Florida Rock &                                                    Achievement of
Tank Lines, Inc.                                                  Safety Objectives


Ray M. Van Landingham   $154,500     $90,000         60%          Sarbanes-Oxley
Vice President                                                    Section 404
and CFO                                                           Compliance; and
                                                                  Achievement of
                                                                  Specified
                                                                  Milestones and
                                                                  Financial Targets
                                                                  in Real Estate
                                                                  Group; and
                                                                  Transportation
                                                                  Group Return on
                                                                  Capital Employed


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